UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Balance Sheet as at June 30, 2009

Statement of Operations for the period from January 1, 2008 to December 31, 2008

Statement of Operations for the period from January 1, 2009 to June 30, 2009

Notes to the Unaudited Pro Forma Combined Financial Statements

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On October 30, 2009, GC China Turbine Corp. ("GC China Turbine" or "Company") (formerly Visa Dorada Corp., a pre-exploration stage company), a public reporting company without any business or operating activities, issued 32,383,808 shares of unregistered shares of common stock in exchange for 100% equity interest in Luckcharm Holdings Limited ("Luckcharm"), making Luckcharm a wholly-owned subsidiary of GC China Turbine at the opening of business on November 2, 2009.  This voluntary share exchange transaction resulted in the shareholders of Luckcharm obtaining a majority voting interest in the Company.  Accounting principles generally accepted in the United States of America require that the company whose shareholders retain the majority interest in a combined business be treated as the acquirer for accounting purposes, resulting in a reverse acquisition.  Accordingly, the stock exchange transaction has been accounted for as recapitalization of Luckcharm.

The following Unaudited Pro Forma Combined Financial Statements give effect to the aforementioned reverse acquisition based on the assumptions and adjustments set forth in the accompanying notes to the Unaudited Pro Forma Combined Financial Statements which management believes are reasonable.  The Unaudited Pro Forma Combined Balance Sheet represents the combined financial position of GC China Turbine and Luckcharm as of June 30, 2009 as if the reverse acquisition occurred on June 30, 2009.  The Unaudited Pro Forma Combined Financial Statements of Operations give effect to the reverse acquisition of GC China Turbine by Luckcharm assuming that the reverse acquisition took place on the beginning of the first accounting period presented in these pro forma combined financial statements.  These unaudited Pro Forma Combined Financial Statements and accompanying notes should be read in conjunction with the audited historical financial statements and related notes of Luckcharm and GC China Turbine, which are included in this document.

The Unaudited Pro Forma Combined financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved if the reverse acquisition of GC China Turbine had been consummated as of the beginning of the period indicated, nor is it necessarily indicative of the results of future operations.

GC China Turbine Corp.
(SUCCESSOR OF LUCKCHARM HOLDINGS LIMITED)
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
(Amounts expressed in US dollars, except share data)
	June 30, 2009
	Luckcharm Holdings Limited	GC China Turbine Corp.	Note	Pro Forma Adjustments	Pro Forma Combined
	(Unaudited)	(Unaudited)			(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$452,067	$-	2(b)	$10,000,000	$18,452,067
			2(c)	8,000,000
Accounts receivable	3,197,719	-			3,197,719
Inventories	3,768,665	-			3,768,665
Advance to suppliers	1,454,473	-			1,454,473
Amount due from related party	1,444,786	-			1,444,786
Loan receivable	-	1,004,932	2(a)	(1,004,932)	-
Prepaid expenses and other current assets	640,467	10,000			650,467
Income tax receivable	116,888	-			116,888
Deferred tax assets – current	163,305	-			163,305
Total current assets	11,238,370	1,014,932		17,995,068	29,248,370

Property and equipment, net	1,396,105	-			1,396,105
Intangible assets, net	842,272	-			842,272
Long-term accounts receivables	129,506	-			129,506
Deferred tax assets – Non-current	74,274	-			74,274
Total non-current assets	2,442,157	-			2,442,157
Total assets	$13,680,527	$1,014,932		$17,995,068	$31,690,527

LIABILITIES
Current liabilities:
Short-term bank borrowings	$2,195,582	$-		$-	$2,195,582
Promissory note	1,000,000	-	2(a)	(1,000,000)	-
Notes payable	-	1,073,537			1,073,537
Accounts payable	693,056	-			693,056
Deferred revenue	5,585,181	-			5,585,181
Accrued expenses and other current liabilities	932,200	22,060			954,260
Total current liabilities	10,406,019	1,095,597		-	10,501,616
Total liabilities	10,406,019	1,095,597		-	10,501,616

SHAREHOLDERS’ EQUITY (DEFICIT)
Common shares	0	49,485	2(b)	12,500	58,970
			2(c)	6,400
			2(d)	(9,415)
Additional paid-in capital	4,176,330	6,965	2(b)	9,987,500	21,271,988
			2(c)	7,993,600
			2(d)	(892,407)
Accumulated deficit	(1,062,617)	(137,115)	2(a)	(4,932	(142,047)
			2(d)	1,062,617
Accumulated other comprehensive income	160,795	-	2(d)	(160,795)	-

Total shareholders’ equity (deficit)	3,274,508	(80,665)		17,995,068	21,188,911

Total liabilities and shareholders’ equity	$13,680,527	$1,014,932		$17,995,068	$31,690,527

The accompanying notes are an integral part of these unaudited pro forma combined financial statements

GC China Turbine Corp.
(SUCCESSOR OF LUCKCHARM HOLDINGS LIMITED)
UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
 (Amounts expressed in US dollars, except share data)

	From January 1, 2008 to December 31, 2008
	Luckcharm Holdings Limited	GC China Turbine Corp.	Note	Pro Forma Adjustments		Pro Forma Combined
	(Unaudited)					(Unaudited)

Revenues	$3,065,007	$-		$		$3,065,007
Cost of sales	2,970,613	-				2,970,613
Gross profit	94,394	-				94,394

Operating expenses:
Selling and marketing expenses	57,925	-				57,925
Research and development expenses	94,300	-				94,300
General and administrative expenses	393,782	33,232				427,014
Total operating expenses	546,007	33,232				579,239

Loss from operations	(451,613)	(33,232)				(484,845)

Interest expense	106,231	-				106,231
Interest income	(1,405)	-				(1,405)
Other, net	(62,109)	-				(62,109)

Loss before income taxes	(494,330)	(33,232)				(527,562)
Income tax benefit	115,742	-				115,742
Net loss	$(378,588)	$(33,232)		$		$(411,820)

Loss per share – basic and diluted		$(0.00)				$(0.01)

Share used in calculating basic and diluted loss per share		49,485,000	3	$		58,970,015
			4(a)		12,500,000
			4(b)		6,400,000
			4(c)		(9,414,985)
			4(d)

The accompanying notes are an integral part of these unaudited pro forma combined financial statements

GC China Turbine Corp.
(SUCCESSOR OF LUCKCHARM HOLDINGS LIMITED)
UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
 (Amounts expressed in US dollars, except share data)

	From January 1, 2009 to June 30, 2009
	Luckcharm Holdings Limited	GC China Turbine Corp.	Note	Pro Forma Adjustments		Pro Forma Combined
	(Unaudited)	(Unaudited)				(Unaudited)

Revenues	$-	$-		$		$-
Cost of sales	-	-				-
Gross profit	-	-				-

Operating expenses:
Selling and marketing expenses	27,787	-				27,787
Research and development expenses	40,775	-				40,775
General and administrative expenses	310,897	38,812				349,709
Total operating expenses	379,459	38,812				418,271

Loss from operations	(379,459)	(38,812)				(418,271)

Interest expense	82,634	7,484				90,118
Interest income		(4,932)	2(a)		(4,932)	-
Other, net	5,364	-				5,364

Loss before income taxes	(467,457)	(41,364)	2(a)		(4,932)	(513,753)
Income tax benefit	116,864	-				116,864
Net loss	$(350,593)	$(41,364)			$(4,932)	$(396,889)

Loss per share – basic and diluted		$(0.00)				$(0.01)

Share used in calculating basic and diluted loss per share		49,485,000	3			58,970,015
			4(a)		12,500,000
			4(b)		6,400,000
			4(c)		(9,414,985)
			4(d)

The accompanying notes are an integral part of these unaudited pro forma combined financial statements

GC China Turbine Corp.
(SUCCESSOR OF LUCKCHARM HOLDINGS LIMITED)
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
 (Amounts expressed in US dollars, except share data)

1.           BASIS OF PREFARATION

The Unaudited Pro Forma Combined Balance Sheet represents the combined financial position of GC China Turbine and Luckcharm as of June 30, 2009 as if the reverse acquisition occurred on June 30, 2009.

The Unaudited Pro Forma Combined Statements of Operations give effect to the reverse acquisition of GC China Turbine by Luckcharm assuming that the reverse acquisition took place on the beginning of the first accounting period presented in these pro forma combined financial statements.

2.           PRO FORMA ADJUSTMENTS

(a)
On May 22, 2009, Luckcharm entered into a promissory note in favor of GC China Turbine in the principal amount of US$1 million.  The promissory note is secured by the assets of Luckcharm, accrues interest at 6% per annum calculated annually from May 31, 2009, and is due December 8, 2009.  Upon closing of the reverse acquisition, the promissory note, excluding any interest accrued, will be considered an inter-company loan.  The eliminations of the inter-company loan and accrued interest have been shown as a pro forma adjustment in the Unaudited Pro Forma Combined Balance Sheet and Statement of Operations.

(b)
On July 31, 2009, GC China Turbine executed convertible promissory notes (the "Notes") in favor of New Margin Growth Fund L.P. ("New Margin"), Ceyuan Ventures II, L.P. ("CV") and Ceyuan Ventures Advisors Fund II, LLC ("CV Advisors") in the amount of US$5 million, US$4.8 million and US$0.2 million, respectively.  The notes earn simple interest at an annual percentage rate equal to 6% or the lowest rate permissible by law.  Upon consummation of the reverse acquisition, the principal and interest due under the Notes will automatically convert into shares of common stock of GC China Turbine at a conversion price per share equal to US$0.8.  The conversion of the promissory note has been shown as a pro forma adjustment in the Unaudited Pro Forma Combined Balance Sheet.

(c)
Between October 5, 2009 and October 30, 2009, GC China Turbine entered into Securities Purchase Agreements with third party investors, pursuant to which the investors agreed to purchase up to 6,400,000 shares of restricted common stock of the Company, at a purchase price of US$ 1.25 per share for an aggregate offering price of up to US $8,000,000.  The issuance of common stock to investors has been shown as a pro forma adjustment in the Unaudited Pro Forma Combined Balance Sheet.

(d)
The former officers and directors of GC China Turbine surrendered and cancelled, for no consideration, 40,500,000 shares and 1,298,793 shares on September 11, 2009 and October 1, 2009, respectively. At the closing of the Exchange Agreement, GC China Turbine will issue 32,383,808 shares of its common stock to Golden Wind Holdings Ltd. in exchange for 100% of the issued and outstanding capital stock of Luckcharm.  The common shares, additional paid-in capital and accumulated deficit of GC China Turbine as of December 31, 2008, after adjusting for the accumulated deficit and accumulated other comprehensive income of Luckcharm, and pro forma adjustments as disclosed in Note 2(a), 2(b) and 2(c) above, are treated as the share capital and additional paid-in capital of these newly issued shares.

3.           REVERSE STOCK SPLIT

GC China Turbine's authorized share capital is 100 million shares, with a par value of $0.001.  As of December 31, 2008, the issued and outstanding common shares of GC China Turbine was 98,970,000 shares.  On May 18, 2009, GC China Turbine effected a 1 new for 2 old reverse stock split, resulting in a decrease of the outstanding shares of common shares from 98,970,000 to 49,485,000.

4.           LOSS PER SHARE

(a)
As disclosed in Note 2(b) above, upon reverse acquisition, New Margin, CV and CV advisors promissory notes will convert into a total of 12,500,000 shares of GC China Turbine's common shares. The 12,500,000 shares of GC China Turbine common shares issued in connection with the reverse acquisition have been treated as if they have been outstanding since January 1, 2008 for the purpose of computing earnings per shares for the accounting periods covered by the Unaudited Pro Forma Combined Statements of Operations.

(b)
As disclosed in Note 2(c) above, upon reverse acquisition, Investors will purchase up to 6,400,000 shares of GC China Turbine's common shares.  The 6,400,000 shares of GC China Turbine common shares issued in connection with the reverse acquisition have been treated as if they have been outstanding since January 1, 2008 for the purpose of computing earnings per shares for the accounting periods covered by the Unaudited Pro Forma Combined Statements of Operations.

(c)
As disclosed in Note 2(e) above, 1) the former officers and directors cancelled 41,798,793 shares of CG China Turbine's common stock for no consideration, and 2) Upon reverse acquisition, GC China Turbine will issue 32,383, 808 shares of its common stock to Golden Wind Holdings Ltd. in exchange for 100% of the issued and outstanding capital stock of Luckcharm. The 32,383,808 issued shares together with 41,798,793 cancelled shares of GC China Turbine common shares in connection with the reverse acquisition have been treated as if they have been outstanding since January 1, 2008 for the purpose of computing earnings per shares for the accounting periods covered by the Unaudited Pro Forma Combined Statements of Operations.

(d)
Diluted loss per share calculation excluded 2,239,234 common shares issuable upon the assumed conversion of the following items for the year ended December 31, 2008 and six-month ended June 30, 2009,  1) In addition to the disclosure in Note 2(c) above, the Company will issue warrants to each investor in an amount equal to 10% of the number of shares that such investor purchased for aggregately 640,000 shares, 2) the Company agreed to issue an aggregate of 560,000 warrants to a private placement agent who will introduce certain investors to the Company, and 3) From June 8, 2009 to July 9, 2009, the Company issued convertible promissory notes to certain foreign accredited investors for aggregated proceeds of US$ 1,031,750 and accrued interest of $7,484 as at June 30, 2009, and the lender could convert the principal and interest to shares of the Company's common stock for 1,039,628 shares. The above common share equivalents were excluded in the computation of diluted loss per share, as their effect would have been anti-dilutive due to the net loss reported in such periods.